                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned person constitutes and appoints STEVEN W. LOGAN and JOHN L. HENDRIX and each of them, his or her true and lawful attorney-in-fact and agents, with full power of substitution and resubstitution for him or her and in his or her name, place and stead, in any and all capacities, to sign, execute and file the Registration Statement on Form S-8, with respect to the Cornell Companies, Inc. Amended and Restated 1996 Stock Option Plan and the Cornell Companies, Inc. 2000 Broad-Based Employee Plan, under the Securities Act and any and all amendments or supplements (including, without limitation, post-effective amendments and any amendment or amendments or additional registration statements filed pursuant to Rule 462 under the Securities Act increasing the amount of securities for which registration is being sought) thereto, and to file the same, with all exhibits thereto, and all other documents in statements, notices or other documents necessary or advisable to comply with the applicable state securities laws, and to file the same, together with other documents in connection therewith, with the appropriate state securities authorities, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue thereof.


Dated: January 18, 2002
                                          /s/ ANTHONY R. CHASE
                                          ------------------------------------
                                          ANTHONY R. CHASE

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned person constitutes and appoints STEVEN W. LOGAN and JOHN L. HENDRIX and each of them, his or her true and lawful attorney-in-fact and agents, with full power of substitution and resubstitution for him or her and in his or her name, place and stead, in any and all capacities, to sign, execute and file the Registration Statement on Form S-8, with respect to the Cornell Companies, Inc. Amended and Restated 1996 Stock Option Plan and the Cornell Companies, Inc. 2000 Broad-Based Employee Plan, under the Securities Act and any and all amendments or supplements (including, without limitation, post-effective amendments and any amendment or amendments or additional registration statements filed pursuant to Rule 462 under the Securities Act increasing the amount of securities for which registration is being sought) thereto, and to file the same, with all exhibits thereto, and all other documents in statements, notices or other documents necessary or advisable to comply with the applicable state securities laws, and to file the same, together with other documents in connection therewith, with the appropriate state securities authorities, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue thereof.



Dated: January 18, 2002
                                          /s/ JAMES H. S. COOPER
                                          ------------------------------------
                                          JAMES H. S. COOPER

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned person constitutes and appoints STEVEN W. LOGAN and JOHN L. HENDRIX and each of them, his or her true and lawful attorney-in-fact and agents, with full power of substitution and resubstitution for him or her and in his or her name, place and stead, in any and all capacities, to sign, execute and file the Registration Statement on Form S-8, with respect to the Cornell Companies, Inc. Amended and Restated 1996 Stock Option Plan and the Cornell Companies, Inc. 2000 Broad-Based Employee Plan, under the Securities Act and any and all amendments or supplements (including, without limitation, post-effective amendments and any amendment or amendments or additional registration statements filed pursuant to Rule 462 under the Securities Act increasing the amount of securities for which registration is being sought) thereto, and to file the same, with all exhibits thereto, and all other documents in statements, notices or other documents necessary or advisable to comply with the applicable state securities laws, and to file the same, together with other documents in connection therewith, with the appropriate state securities authorities, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue thereof.



Dated: January 18, 2002
                                          /s/ DAVID M. CORNELL
                                          ------------------------------------
                                          DAVID M. CORNELL

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned person constitutes and appoints STEVEN W. LOGAN and JOHN L. HENDRIX and each of them, his or her true and lawful attorney-in-fact and agents, with full power of substitution and resubstitution for him or her and in his or her name, place and stead, in any and all capacities, to sign, execute and file the Registration Statement on Form S-8, with respect to the Cornell Companies, Inc. Amended and Restated 1996 Stock Option Plan and the Cornell Companies, Inc. 2000 Broad-Based Employee Plan, under the Securities Act and any and all amendments or supplements (including, without limitation, post-effective amendments and any amendment or amendments or additional registration statements filed pursuant to Rule 462 under the Securities Act increasing the amount of securities for which registration is being sought) thereto, and to file the same, with all exhibits thereto, and all other documents in statements, notices or other documents necessary or advisable to comply with the applicable state securities laws, and to file the same, together with other documents in connection therewith, with the appropriate state securities authorities, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue thereof.



Dated: January 18, 2002
                                          /s/ PETER A. LEIDEL
                                          ------------------------------------
                                          PETER A. LEIDEL

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned person constitutes and appoints STEVEN W. LOGAN and JOHN L. HENDRIX and each of them, his or her true and lawful attorney-in-fact and agents, with full power of substitution and resubstitution for him or her and in his or her name, place and stead, in any and all capacities, to sign, execute and file the Registration Statement on Form S-8, with respect to the Cornell Companies, Inc. Amended and Restated 1996 Stock Option Plan and the Cornell Companies, Inc. 2000 Broad-Based Employee Plan, under the Securities Act and any and all amendments or supplements (including, without limitation, post-effective amendments and any amendment or amendments or additional registration statements filed pursuant to Rule 462 under the Securities Act increasing the amount of securities for which registration is being sought) thereto, and to file the same, with all exhibits thereto, and all other documents in statements, notices or other documents necessary or advisable to comply with the applicable state securities laws, and to file the same, together with other documents in connection therewith, with the appropriate state securities authorities, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue thereof.



Dated: January 18, 2002
                                          /s/ ARLENE R. LISSNER
                                          ------------------------------------
                                          ARLENE R. LISSNER

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned person constitutes and appoints STEVEN W. LOGAN and JOHN L. HENDRIX and each of them, his or her true and lawful attorney-in-fact and agents, with full power of substitution and resubstitution for him or her and in his or her name, place and stead, in any and all capacities, to sign, execute and file the Registration Statement on Form S-8, with respect to the Cornell Companies, Inc. Amended and Restated 1996 Stock Option Plan and the Cornell Companies, Inc. 2000 Broad-Based Employee Plan, under the Securities Act and any and all amendments or supplements (including, without limitation, post-effective amendments and any amendment or amendments or additional registration statements filed pursuant to Rule 462 under the Securities Act increasing the amount of securities for which registration is being sought) thereto, and to file the same, with all exhibits thereto, and all other documents in statements, notices or other documents necessary or advisable to comply with the applicable state securities laws, and to file the same, together with other documents in connection therewith, with the appropriate state securities authorities, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue thereof.



Dated: January 18, 2002
                                          /s/ STEVEN W. LOGAN
                                          ------------------------------------
                                          STEVEN W. LOGAN

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned person constitutes and appoints STEVEN W. LOGAN and JOHN L. HENDRIX and each of them, his or her true and lawful attorney-in-fact and agents, with full power of substitution and resubstitution for him or her and in his or her name, place and stead, in any and all capacities, to sign, execute and file the Registration Statement on Form S-8, with respect to the Cornell Companies, Inc. Amended and Restated 1996 Stock Option Plan and the Cornell Companies, Inc. 2000 Broad-Based Employee Plan, under the Securities Act and any and all amendments or supplements (including, without limitation, post-effective amendments and any amendment or amendments or additional registration statements filed pursuant to Rule 462 under the Securities Act increasing the amount of securities for which registration is being sought) thereto, and to file the same, with all exhibits thereto, and all other documents in statements, notices or other documents necessary or advisable to comply with the applicable state securities laws, and to file the same, together with other documents in connection therewith, with the appropriate state securities authorities, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue thereof.



Dated: January 18, 2002
                                          /s/ HARRY J. PHILLIPS, JR.
                                          ------------------------------------
                                          HARRY J. PHILLIPS, JR.

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned person constitutes and appoints STEVEN W. LOGAN and JOHN L. HENDRIX and each of them, his or her true and lawful attorney-in-fact and agents, with full power of substitution and resubstitution for him or her and in his or her name, place and stead, in any and all capacities, to sign, execute and file the Registration Statement on Form S-8, with respect to the Cornell Companies, Inc. Amended and Restated 1996 Stock Option Plan and the Cornell Companies, Inc. 2000 Broad-Based Employee Plan, under the Securities Act and any and all amendments or supplements (including, without limitation, post-effective amendments and any amendment or amendments or additional registration statements filed pursuant to Rule 462 under the Securities Act increasing the amount of securities for which registration is being sought) thereto, and to file the same, with all exhibits thereto, and all other documents in statements, notices or other documents necessary or advisable to comply with the applicable state securities laws, and to file the same, together with other documents in connection therewith, with the appropriate state securities authorities, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue thereof.



Dated: January 18, 2002
                                          /s/ TUCKER TAYLOR
                                          ------------------------------------
                                          TUCKER TAYLOR

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned person constitutes and appoints STEVEN W. LOGAN and JOHN L. HENDRIX and each of them, his or her true and lawful attorney-in-fact and agents, with full power of substitution and resubstitution for him or her and in his or her name, place and stead, in any and all capacities, to sign, execute and file the Registration Statement on Form S-8, with respect to the Cornell Companies, Inc. Amended and Restated 1996 Stock Option Plan and the Cornell Companies, Inc. 2000 Broad-Based Employee Plan, under the Securities Act and any and all amendments or supplements (including, without limitation, post-effective amendments and any amendment or amendments or additional registration statements filed pursuant to Rule 462 under the Securities Act increasing the amount of securities for which registration is being sought) thereto, and to file the same, with all exhibits thereto, and all other documents in statements, notices or other documents necessary or advisable to comply with the applicable state securities laws, and to file the same, together with other documents in connection therewith, with the appropriate state securities authorities, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue thereof.



Dated: January 18, 2002
                                          /s/ MARCUS A. WATTS
                                          ------------------------------------
                                          MARCUS A. WATTS